Exhibit 99.1

Investor Contact:	Jessica Hazel
(615) 235-4367

Media Contact:	Heidi Pearce
(615) 235-4135

CRACKER BARREL ANNOUNCES PROPOSED PRIVATE OFFERING OF CONVERTIBLE SENIOR NOTES DUE 2026

LEBANON, Tenn. – June 14, 2021 – Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) today announced its intention to offer, subject to market conditions and other considerations, $275 million aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private offering only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Cracker Barrel also intends to grant the initial purchasers of the notes an option to purchase, for delivery within a period of 13 days from, and including, the date the notes are first issued, up to an additional $25 million aggregate principal amount of notes in the private placement.

The notes will be senior, unsecured obligations of Cracker Barrel, will accrue interest payable semi-annually in arrears and will mature on June 15, 2026, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Cracker Barrel will settle conversions by paying or delivering, as applicable, cash and, if applicable, shares of its common stock, at Cracker Barrel’s election. The notes will also be redeemable, in whole or in part, for cash at Cracker Barrel’s option at any time on or after June 15, 2024 and on or before the 25th scheduled trading day immediately before the maturity date, in certain circumstances. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, but only if the last reported sale price per share of Cracker Barrel’s common stock exceeds 130% of the conversion price on (1) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date Cracker Barrel sends the related redemption notice; and (2) the trading day immediately before the date it sends such notice. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Cracker Barrel intends to use a portion of the net proceeds from the offering to fund the cost of entering into the convertible note hedge transactions described below (after such cost is partially offset by the proceeds from entering into the warrant transactions described below) and the remaining proceeds for the repayment of a portion of the indebtedness outstanding under the Company’s revolving credit facility and general corporate purposes. In addition, concurrently with and contingent upon the pricing of the notes, Cracker Barrel expects to repurchase up to $35 million of its common stock in privately negotiated transactions effected through one of the initial purchasers or its affiliates, as Cracker Barrel’s agent. These concurrent repurchases of shares of Cracker Barrel’s common stock may result in the common stock trading at prices that are higher than would be the case in the absence of these repurchases, which may result in a higher initial conversion price of the notes.

If the initial purchasers exercise their option to purchase additional notes, then Cracker Barrel intends to use a portion of the additional net proceeds to fund the cost of entering into additional convertible note hedge transactions as described below (after such cost is partially offset by the proceeds from entering into the additional warrant transactions described below).

In connection with the pricing of the notes, Cracker Barrel expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “hedge counterparties”). These transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the aggregate number of shares of Cracker Barrel’s common stock that will initially underlie the notes, and are expected generally to reduce or offset the potential dilution to Cracker Barrel’s common stock, and/or offset any cash payments in excess of the principal amount due, as the case may be, upon conversion of the notes.

Cracker Barrel also expects to enter into separate, privately-negotiated warrant transactions with the hedge counterparties relating to the same number of shares of Cracker Barrel’s common stock, subject to customary anti-dilution adjustments, pursuant to which Cracker Barrel will sell warrants to the hedge counterparties. The warrants could have a dilutive effect on Cracker Barrel’s common stock to the extent that the market value per share of Cracker Barrel’s common stock exceeds the strike price of those warrants.

If the initial purchasers exercise their option to purchase additional notes, Cracker Barrel expects to enter into one or more additional convertible note hedge transactions and one or more additional warrant transactions with the hedge counterparties, which, if executed, will initially cover, collectively, the number of shares of Cracker Barrel’s common stock that will initially underlie the additional notes sold to the initial purchasers.

Cracker Barrel has been advised that in connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the hedge counterparties or their respective affiliates expect to purchase shares of Cracker Barrel’s common stock and/or enter into various derivative transactions with respect to Cracker Barrel’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Cracker Barrel’s common stock or the notes at that time. The hedge counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Cracker Barrel’s common stock and/or purchasing or selling Cracker Barrel’s common stock or other securities of Cracker Barrel in secondary market transactions following the pricing of the notes and prior to maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes or following any purchase of the notes by Cracker Barrel on any fundamental change repurchase date, any redemption date, or any other date on which Cracker Barrel retires the notes if it elects to terminate the relevant portion of the convertible note hedge transactions).

The potential effect, if any, of these transactions and activities on the market price of Cracker Barrel’s common stock or the notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of Cracker Barrel’s common stock, which could affect the ability to convert the notes, the value of the notes and the amount of cash, if any, and the number of and value of the shares of Cracker Barrel’s common stock, if any, holders would receive upon conversion of the notes.

The offer and sale of the notes, the warrants and any shares of Cracker Barrel’s common stock issuable upon conversion of the notes or exercise of the warrants have not been registered under the Securities Act or any other applicable securities laws. As a result, the notes, the warrants and the shares of Cracker Barrel’s common stock, if any, issuable upon conversion of the notes and/or exercise of the warrants will be subject to restrictions on transferability and resale and may not be offered, transferred or sold except in compliance with the registration requirements of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

This press release does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the notes, any shares of Cracker Barrel’s common stock issuable upon conversion of the notes, or any other securities, nor will there be any sale of the notes or any such shares or other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer will be made only by means of a private offering memorandum.

About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) provides a caring and friendly home-away-from-home experience while offering guests high-quality homestyle food to enjoy in-store or to-go and unique shopping — all at a fair price. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate more than 660 company-owned Cracker Barrel Old Country Store® locations in 45 states and own the fast-casual Maple Street Biscuit Company. For more information about the Company, visit crackerbarrel.com.

Forward-Looking Statements

This press release includes forward-looking statements concerning Cracker Barrel’s expectations, anticipations, intentions, beliefs or strategies regarding the future, including statements regarding the offering of the notes, the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, the intended use of the net proceeds and the anticipated terms of, and the effects of entering into, the convertible note hedge and warrant transactions. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of Cracker Barrel Old Country Store, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology and include the expected effects of COVID-19 on our business, financial condition and results of operations and of operational improvement initiatives, such as new menu items and retail offerings. Factors which could materially affect actual results include, but are not limited to: risks and uncertainties associated with the COVID-19 pandemic, including the duration of the COVID-19 pandemic and its ultimate impact on our business, levels of consumer confidence in the safety of dine-in restaurants, restrictions (including occupancy restrictions) imposed by governmental authorities, the effectiveness of cost saving measures undertaken throughout our operations, disruptions to our operations as a result of the spread of COVID-19 in our workforce, and our increased level of indebtedness, or constraints on our expenditures or cash management, brought on by additional borrowing necessitated by the COVID-19 pandemic; general or regional economic weakness, business and societal conditions, and weather on sales and customer travel; discretionary income or personal expenditure activity of our customers; information technology-related incidents, including data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors, or actions of third parties; our ability to identify, acquire and sell successful new lines of retail merchandise and new menu items at our restaurants; our ability to sustain or the effects of plans intended to improve operational or marketing execution and performance; uncertain performance of acquired businesses, strategic investments and other initiatives that we may pursue now or in the future; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, wage and hour matters, health and safety, pensions, insurance or other undeterminable areas; the effects of plans intended to promote or protect our brands and products; commodity price increases; the ability of and cost to us to recruit, train, and retain qualified hourly and management employees; the effects of increased competition at our locations on sales and on labor recruiting, cost, and retention; workers' compensation, group health and utility price changes; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of our food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease, as well as the possible effects of such events on the price or availability of ingredients used in our restaurants; the effects of our indebtedness and associated restrictions on our financial and operating flexibility and ability to execute or pursue our operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting our financing costs and ability to refinance all or portions of our indebtedness; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; our ability to retain key personnel; the availability and cost of suitable sites for restaurant development and our ability to identify those sites; our ability to enter successfully into new geographic markets that may be less familiar to us; changes in land, building materials and construction costs; the actual results of pending, future or threatened litigation or governmental investigations and the costs and effects of negative publicity or our ability to manage the impact of social media associated with these activities; economic or psychological effects of natural disasters or unforeseen events such as terrorist acts, social unrest or war and the military or government responses to such events; disruptions to our restaurant or retail supply chain, including as a result of COVID-19; changes in foreign exchange rates affecting our future retail inventory purchases; the impact of activist shareholders; our reliance on limited distribution facilities and certain significant vendors; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America (“GAAP”); and other factors described from time to time in our filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by us herein, or elsewhere, speaks only as of the date on which made. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Cracker Barrel may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the notes or its ability to effectively apply the net proceeds as described above.